EXHIBIT 10.1

FIRST AMENDMENT TO TRUST AGREEMENT BETWEEN

FIDELITY MANAGEMENT TRUST COMPANY AND

ZIONS BANCORPORATION

THIS FIRST AMENDMENT, dated as of the fifth day of April, 2010, and effective on that date unless otherwise stated herein, by and between Fidelity Management Trust Company (the “Trustee”) and Zions Bancorporation (the “Sponsor”);

WITNESSETH:

WHEREAS, the Trustee and the Sponsor heretofore entered into a Master Trust Agreement dated September 1, 2006, with regard to the Zions Bancorporation Restated Deferred Compensation Plan, Zions Bancorporation Restated Deferred Compensation Plan for Directors, and the Restated Amegy Bancorporation, Inc. Non-Employees Directors Deferred Fee Plan (collectively and individually, the “Plan”); and

WHEREAS, the Sponsor has informed the Trustee, with respect to the Zions Bancorporation Restated Deferred Compensation Plan, that effective after the close of business on April 5, 2010, the assets of the Zions Common (Unitized) Stock Fund and the Zions Preferred (Unitized) Stock Fund are frozen to all transactions; and

WHEREAS, the Sponsor now desires, and hereby directs the Trustee, with respect to the Zions Bancorporation Restated Deferred Compensation Plan, in accordance with Section 8(c) of the Trust Agreement, to use the short-term liquid investments in the Zions Common (Unitized) Stock Fund to purchase shares of Zions Common Stock on April 6 and 7, 2010, and to reallocate all participant balances held in the Zions Common (Unitized) Stock Fund on April 12, 2010 into the Zions Common Stock Fund (Real Time Trading option). The parties hereto agree that the Trustee shall have no discretionary authority with respect to this transfer directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written directions of the Sponsor; and

WHEREAS, the Sponsor now desires, and hereby directs the Trustee, with respect to the Zions Bancorporation Restated Deferred Compensation Plan, in accordance with Section 8(c) of the Trust Agreement, to use the short-term liquid investments in the Zions Preferred (Unitized) Stock Fund to purchase shares of Zions Preferred Stock on April 6 and 7, 2010, and to reallocate all participant balances held in the Zions Preferred (Unitized) Stock Fund on April 12, 2010 into the Zions Preferred Stock B Fund (Real Time Trading option). The parties hereto agree that the Trustee shall have no discretionary authority with respect to this transfer directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written directions of the Sponsor; and

WHEREAS, the Sponsor now desires, and hereby directs the Trustee, with respect to the Zions Bancorporation Restated Deferred Compensation Plan, in accordance with Section 8(c) of the Trust Agreement, effective after the close of business on April 12, 2010, to redirect all participant contributions directed to the Zions Common (Unitized) Stock Fund to be invested in the Zions Common Stock Fund (Real Time Trading option). The parties hereto agree that the Trustee shall have no discretionary authority with respect to this redirection directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written direction of the Sponsor; and

WHEREAS, the Sponsor now desires, and hereby directs the Trustee, with respect to the Zions Bancorporation Restated Deferred Compensation Plan, in accordance with Section 8(c) of the Trust Agreement, effective after the close of business on April 12, 2010, to redirect all participant contributions directed to the Zions Preferred (Unitized) Stock Fund to be invested in the Zions Preferred Stock B Fund (Real Time Trading option). The parties hereto agree that the Trustee shall have no discretionary authority with respect to this redirection directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written direction of the Sponsor; and

WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 13 thereof;

NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

(1)	Effective as of the close of business on April 5, 2010, amending the “investment options” section of Schedule “C”, Investment Options, for the Zions Bancorporation Restated Deferred Compensation Plan, to delete the reference to “Zions Common Stock Fund” and replace it with “Zions Common (Unitized) Stock Fund (frozen to all transactions).

(2)	Effective as of the close of business on April 5, 2010, amending the “investment options” section of Schedule “C”, Investment Options, for the Zions Bancorporation Restated Deferred Compensation Plan, to delete the reference to “Zions Preferred Stock Fund” and replace it with “Zions Preferred (Unitized) Stock Fund (frozen to all transactions).

(3)	Effective April 12, 2010, amending Section 1, Definitions, to delete subsections (c) “Available Liquidity”, (e) “Closing Price”, and (ff) “Specified Hierarchy”, in their entirety, and re-lettering all subsequent subsections accordingly.

(4)	Effective April 12, 2010, amending Section 1, Definitions, to delete subsection (hh) “Zions Common Stock”, and (ii) “Zions Preferred Stock”, in their entirety, and replace them with new subsections (hh), (ii), (jj), and (kk), as follows:

(hh)	“Zions Common Stock”

“Zions Common Stock” shall mean common stock of the Sponsor, or such other publicly traded stock of the Sponsor, or such other publicly-traded stock of the Sponsor’s affiliates as meets the requirements of section 407(d)(5) of ERISA with respect to the Plan.

(ii)	“Zions Preferred Stock A”

“Zions Preferred Stock A” shall mean preferred stock A of the Sponsor, or such other publicly traded stock of the Sponsor, or such other publicly-traded stock of the Sponsor’s affiliates as meets the requirements of section 407(d)(5) of ERISA with respect to the Plan.

(jj)	“Zions Preferred Stock B”

“Zions Preferred Stock B” shall mean preferred stock B of the Sponsor, or such other publicly traded stock of the Sponsor, or such other publicly-traded stock of the Sponsor’s affiliates as meets the requirements of section 407(d)(5) of ERISA with respect to the Plan.

(kk)	“Zions Preferred Stock C”

“Zions Preferred Stock C” shall mean preferred stock C of the Sponsor, or such other publicly traded stock of the Sponsor, or such other publicly-traded stock of the Sponsor’s affiliates as meets the requirements of section 407(d)(5) of ERISA with respect to the Plan.

(5)	Effective April 12, 2010, amending Section 1, Definitions, delete subsection (jj) “Zions Common Stock Fund”, and (ll) “Zions Preferred Stock Fund”, in their entirety, and replace them with new subsections (ll), (mm), (nn), and (oo), as follows:

(ll)	“Zions Common Stock Fund”

“Zions Common Stock Fund” shall mean the investment option consisting of Zions Common Stock.

(mm)	“Zions Preferred Stock A Fund”

“Zions Preferred Stock A Fund” shall mean the investment option consisting of Zions Preferred Stock A.

(nn)	“Zions Preferred Stock B Fund”

“Zions Preferred Stock B Fund” shall mean the investment option consisting of Zions Preferred Stock B.

(oo)	“Zions Preferred Stock C Fund”

“Zions Preferred Stock C Fund” shall mean the investment option consisting of Zions Preferred Stock C.

(6)	Effective April 12, 2010, amending Section 5, Investment of Trust, to remove subsections 5(f) Zions Common Stock in the Zions Bancorporation Restated Deferred Compensation Plan, and 5(g) Zions Preferred Stock in the Zions Bancorporation Restated Deferred Compensation Plan, in their entirety, and replacing them with a new subsection 5(f) Zions Common Stock and Zions Preferred Stock in the Zions Bancorporation Restated Deferred Compensation Plan, as follows:

(f)	Zions Common Stock and Zions Preferred Stock in the Zions Bancorporation Restated Deferred Compensation Plan.

Trust investments in Zions Common Stock shall be made via the Zions Common Stock Fund. Trust investment in Zions Preferred Stock A shall be made via the Zions Preferred Stock A Fund. Trust investment in Zions Preferred Stock B shall be made via the Zions Preferred Stock B Fund. Trust investment in Zions Preferred Stock C shall be made via the Zions Preferred Stock C Fund. References in this section to Zions Preferred Stock shall mean, individually and collectively, Zions Preferred Stock A, Zions Preferred Stock B and Zions Preferred Stock C.

(i)	Acquisition Limit.

Pursuant to the Plan, the Trust may be invested in Zions Common Stock or Zions Preferred Stock to the extent necessary to comply with investment directions under this Agreement. The Sponsor shall be responsible for providing specific direction on any acquisition limits required by the Plan or applicable law.

(ii)	Duty.

The Sponsor shall continually monitor the suitability of acquiring and holding Zions Common Stock or Zions Preferred Stock. The Trustee shall not be liable for any loss, or expense, which arises from the directions of the Sponsor with respect to the acquisition and holding of Zions Common Stock or Zions Preferred Stock unless it is clear on their face that the actions to be taken under those directions would be prohibited by any applicable law or would be contrary to the terms of this Agreement

(iii)	Purchases and Sales of Zions Common Stock and/or Zions Preferred Stock for Batch Activity.

Unless otherwise directed by the Sponsor in writing pursuant to directions that the Trustee can administratively implement, the following provisions shall govern purchases and sales of Zions Common Stock or Zions Preferred Stock for contributions, distributions, or any other purchase or sale of Zions Common Stock or Zions Preferred Stock related to a transaction that the Sponsor has directed the Trustee in writing to implement on a batch basis (“batch activity”).

(A) Open Market Purchases and Sales. Purchases and sales of Zions Common Stock or Zions Preferred Stock shall be made on the open market in accordance with the Trustee’s standard trading guidelines, as they may be amended from time to time, as necessary to honor batch activity. Such general rules shall not apply in the following circumstances:

(1) If the Trustee is unable to purchase or sell the total number of shares required to be purchased or sold on such day as a result of market conditions; or

(2) If the Trustee is prohibited by the SEC, the NYSE or principal exchange on which the Zions Common Stock or Zions Preferred Stock is traded, or any other regulatory or judicial body from purchasing or selling any or all of the shares required to be purchased or sold on such day.

In the event of the occurrence of a circumstance described in (1) or (2) above, the Trustee shall purchase or sell such shares as soon thereafter as administratively feasible, and shall determine the price of such purchases or sales to be the average purchase or sales price of all such shares purchased or sold, respectively. The Trustee may follow written directions from the Named Fiduciary to deviate from the above purchase and sale procedures.

(B) Purchase and Sales from or to Sponsor. If directed by the Sponsor in writing prior to the trading date, the Trustee may purchase or sell Zions Common Stock or Zions Preferred Stock from or to the Sponsor if the purchase or sale is for adequate consideration (within the meaning of section 3(18) of ERISA) and no commission is charged. If Sponsor contributions (employer) or contributions made by the Sponsor on behalf of the Participants (employee) under the Plan are to be invested in Zions Common Stock or Zions Preferred Stock, the Sponsor may transfer Zions Common Stock or Zions Preferred Stock in lieu of cash to the Trust.

(iv)	Purchases and Sales of Zions Common Stock or Zions Preferred Stock for Participant-Initiated Exchanges (“Real Time” Trading).

Unless otherwise directed by the Sponsor in writing pursuant to directions that the Trustee can administratively implement, the following provisions shall govern purchases and sales of Zions Common Stock or Zions Preferred Stock for Participant-initiated exchanges of hypothetical investment in Zions Common Stock or Zions Preferred Stock.

(A) Purchases and Sales of Zions Common Stock or Zions Preferred Stock. Purchases and sales of Zions Common Stock or Zions Preferred Stock associated with individual Participant-initiated exchanges into or out of a participant’s hypothetical interest in the Zions Common Stock Fund or the Zions Preferred Stock Fund shall be made on the open market pursuant to order types selected by the Participant in accordance with the Trustee’s procedures for “Real Time Trading.” The Sponsor may instruct the Trustee to limit the order types available to Participants.

(1) Automated Order Entry. Zions Common Stock or Zions Preferred Stock trades associated with Participant-initiated exchanges of a Participant’s hypothetical interest in the Zions Common Stock Fund or Zions Preferred Stock Fund shall be sent to market as soon as administratively feasible during regular trading hours via an electronic order entry system, unless such trade is treated as a block trade. Such electronic order entry system shall be deemed an Electronic Service for purposes of Section 15 of this Agreement.

(2) Limitations on Trades; Cancellation of Exchange Requests. Trades rejected under rules of the applicable securities exchange will not be executed. The Trustee will not submit orders (or will cancel orders) for stock trades that violate the Trustee’s procedures for “Real Time Trading”. The Trustee shall not submit any trade order associated with a Participant-initiated exchange of a Participant’s hypothetical interest in the Zions Common Stock Fund or Zions Preferred Stock Fund at any time when the Zions Common Stock Fund or Zions Preferred Stock Fund has been closed to such activity. Trades associated with Participant-initiated exchanges of a Participant’s hypothetical interest in the Zions Common Stock Fund or Zions Preferred Stock Fund shall not be transacted at any time when the regular market is closed, or when the SEC, the NYSE or principal exchange on which the Zions Common Stock or Zions Preferred Stock is traded, or any other regulatory or judicial body has prohibited purchases or sales of any or all of the shares requested to be traded pursuant to the Participant-initiated exchange Zions Common Stock Fund or Zions Preferred Stock Fund. An exchange requested by the Participant in a Participant’s hypothetical interest in the Zions Common Stock Fund or Zions Preferred Stock Fund shall be rejected or cancelled, as the case may be, to the extent any accompanying trade is not submitted, not executed or cancelled.

(B) Reserve Requirements for Exchanges Into Zions Common Stock Fund or Zions Preferred Stock Fund and Corrective Sales. The Participant’s ability to initiate hypothetical exchanges into the Zions Common Stock Fund or Zions Preferred Stock Fund shall be subject to standard reserve requirements applicable to the investment options used to fund the exchange, as established by the Trustee from time to time (or such higher reserve requirements as may be established by the Sponsor in written direction to the Trustee). Requests to exchange into the Zions Common Stock Fund or Zions Preferred Stock Fund that exceed such reserves, and accompanying trade orders, may be rejected or cancelled. In the event that a buy trade associated with a request to exchange into Zions Common Stock or Zions Preferred Stock is executed, and the Participant does not have sufficient hypothetical interest in assets in the designated investment option to fund the trade, the Trustee will liquidate the hypothetical interest in the investment options (including those held in other sources eligible for liquidation) in the affected Participant’s account pro rata. In the event that the Participant does not have sufficient hypothetical interest in assets in any other investment option, the Trustee shall initiate a corrective sale, and shall debit the costs of such corrective trade from the Participant’s hypothetical account.

(C) Fractional Shares. Participants will be entitled make hypothetical exchanges out of hypothetical interests in fractional shares in the Zions Common Stock Fund or Zions Preferred Stock Fund only in connection with a request to exchange out the entire hypothetical balance of their Zions Common Stock Fund or Zions Preferred Stock Fund (or the entire hypothetical balance in a particular source, as applicable). Fractional shares will be transacted at the price determined by the stock trade order selected by the Participant.

(v)	Use of an Affiliated Broker.

For all purchases and sales of Zions Common Stock or Zions Preferred Stock on the open market, whether Participant-initiated or otherwise, the Sponsor hereby directs the Trustee to use Fidelity Brokerage Services LLC (“FBSLLC”) to provide brokerage services. Subject to the provisions of this agreement, FBSLLC shall execute such trades directly or through any of its affiliates. The provision of brokerage services shall be subject to the following:

(A) Any successor organization of FBSLLC, through reorganization, consolidation, merger or similar transactions, shall, upon consummation of such transaction, become the successor broker in accordance with the terms of this direction provision. FBSLLC may assign its rights and obligations under this agreement to any affiliate, provided that the assignee is bound by the terms hereof, including the provisions concerning remuneration.

(B) The Trustee and FBSLLC shall continue to rely on this direction provision until notified to the contrary. The Named Fiduciary reserves the right to terminate this direction upon written notice to FBSLLC (or its successors or assigns) and the Trustee, in accordance with Section 11 of this Agreement.

(C) The Sponsor acknowledges that FBSLLC (and its successors and assigns) may rely upon this Agreement in establishing an account in the name of the Trustee for the Plan, and in allowing each Participant to exercise limited trading authorization over such account, to the extent of his or her individual account balance in the Zions Common Stock Fund or Zions Preferred Stock Fund subject to Participant direction.

(vi)	Securities Law Reports.

The Sponsor shall be responsible for filing all reports required under Federal or state securities laws with respect to the Trust’s ownership of Zions Common Stock or Zions Preferred Stock, including, without limitation, any reports required under section 13 or 16 of the Securities Exchange Act of 1934, and shall immediately notify the Trustee in writing of any requirement to stop purchases or sales of Zions Common Stock or Zions Preferred Stock pending the filing of any report. The Sponsor shall be responsible for the registration of any Plan interests to the extent required under Federal or state securities law. The Trustee shall provide to the Sponsor such information on the Trust’s ownership of Zions Common Stock or Zions Preferred Stock as the Sponsor may reasonably request in order to comply with Federal or state securities laws.

(vii)	Voting and Tender Offers.

Notwithstanding any other provision of this Agreement, the provisions of this Section shall govern the voting and tendering of Zions Common Stock or Zions Preferred Stock held under the Trust. The Sponsor shall provide direction to the Trustee with respect to any proxy voting, any tender or exchange offer, or any other similar shareholder right, and the Trustee shall vote, tender or exchange shares of Zions Common Stock or Zions Preferred Stock in accordance with timely, written direction from the Sponsor. Unless otherwise required by applicable law, the Trustee shall not take any action with respect to a vote, tender, exchange or similar shareholder right in the absence of instruction from the Sponsor. For these purposes, a timely direction is one that is received at a time that reasonably allows the Trustee to exercise shareholder rights, through a custodian, if applicable.

(viii)	General.

With respect to all shareholder rights other than the right to vote, the right to tender, and the right to withdraw shares previously tendered, in the case of Zions Common Stock or Zions Preferred Stock, the Trustee shall follow the procedures set forth in subsection (vii), above.

(ix)	Conversion.

All provisions in this Section 5(f) shall also apply to any securities received as a result of a conversion of Zions Common Stock or Zions Preferred Stock.

(x)	Nasdaq Subscriber Agreement.

The Sponsor represents that it has returned a properly executed “Nasdaq Subscriber Agreement” to the Trustee. The Nasdaq Subscriber Agreement is required by Nasdaq and allows Participants to receive information originating from Nasdaq on a “real-time” basis, through devices controlled by the Trustee or its affiliates.

(7)	Effective April 12, 2010, amending Section 5, Investment of Trust, to restate subsection 5(h) Zions Common Stock in the Zions Bancorporation Restated Deferred Compensation Plan for Directors and the Restated Amegy Bancorporation, Inc. Non-Employees Directors Deferred Fee Plan, as a new subsection (g), in its entirety, and re-lettering all subsequent subsections accordingly, as follows:

(g)	Zions Common Stock in the Zions Bancorporation Restated Deferred Compensation Plan for Directors and the Restated Amegy Bancorporation, Inc. Non-Employees Directors Deferred Fee Plan.

Trust investments in Zions Common Stock shall be made via the Zions Common Stock Fund. For the Zions Bancorporation Restated Deferred Compensation Plan for Directors only, dividends received on shares of Zions Common Stock shall be reinvested in additional shares of Zions Common Stock and allocated to Participants’ accounts.

(i)	Acquisition Limit.

Pursuant to the Plan, the Trust may be invested in Zions Common Stock to the extent necessary to comply with investment directions under this Agreement. The Sponsor shall be responsible for providing specific direction on any acquisition limits required by the Plan or applicable law.

(ii)	Duty.

The Sponsor shall continually monitor the suitability of acquiring and holding Zions Common Stock. The Trustee shall not be liable for any loss, or expense, which arises from the directions of the Sponsor with respect to the acquisition and holding of Zions Common Stock unless it is clear on their face that the actions to be taken under those directions would be prohibited by any applicable law or would be contrary to the terms of this Agreement

(iii)	Purchases and Sales of Zions Common Stock for Batch Activity.

Unless otherwise directed by the Sponsor in writing pursuant to directions that the Trustee can administratively implement, the following provisions shall govern purchases and sales of Zions Common Stock for contributions, loan repayments, distributions, loans, withdrawals, or any other purchase or sale of Zions Common Stock related to a transaction that the Sponsor has directed the Trustee in writing to implement on a batch basis (“batch activity”).

(A) Open Market Purchases and Sales. Purchases and sales of Zions Common Stock shall be made on the open market in accordance with the Trustee’s standard trading guidelines, as they may be amended from time to time, as necessary to honor batch activity. Such general rules shall not apply in the following circumstances:

(1) If the Trustee is unable to purchase or sell the total number of shares required to be purchased or sold on such day as a result of market conditions; or

(2) If the Trustee is prohibited by the SEC, the NYSE or principal exchange on which the Zions Common Stock is traded, or any other regulatory or judicial body from purchasing or selling any or all of the shares required to be purchased or sold on such day.

In the event of the occurrence of a circumstance described in (1) or (2) above, the Trustee shall purchase or sell such shares as soon thereafter as administratively feasible, and shall determine the price of such purchases or sales to be the average purchase or sales price of all such shares purchased or sold, respectively. The Trustee may follow written directions from the Named Fiduciary to deviate from the above purchase and sale procedures.

(B) Purchase and Sales from or to Sponsor. If directed by the Sponsor in writing prior to the trading date, the Trustee may purchase or sell Zions Common Stock from or to the Sponsor if the purchase or sale is for adequate consideration (within the meaning of section 3(18) of ERISA) and no commission is charged. If Sponsor contributions (employer) or contributions made by the Sponsor on behalf of the Participants (employee) under the Plan are to be invested in Zions Common Stock, the Sponsor may transfer Zions Common Stock in lieu of cash to the Trust.

(iv)	Purchases and Sales of Zions Common Stock for Participant-Initiated Exchanges (“Real Time” Trading).

Unless otherwise directed by the Sponsor in writing pursuant to directions that the Trustee can administratively implement, the following provisions shall govern purchases and sales of Zions Common Stock for Participant-initiated exchanges of hypothetical investment in Zions Common Stock.

(A) Purchases and Sales of Zions Common Stock. Purchases and sales of Zions Common Stock associated with individual Participant-initiated exchanges into or out of a participant’s hypothetical interest in the Zions Common Stock Fund shall be made on the open market pursuant to order types selected by the Participant in accordance with the Trustee’s procedures for “Real Time Trading.” The Sponsor may instruct the Trustee to limit the order types available to Participants.

(3) Automated Order Entry. Zions Common Stock trades associated with Participant-initiated exchanges of a Participant’s hypothetical interest in the Zions Common Stock Fund shall be sent to market as soon as administratively feasible during regular trading hours via an electronic order entry system, unless such trade is treated as a block trade. Such electronic order entry system shall be deemed an Electronic Service for purposes of Section 15 of this Agreement.

(4) Limitations on Trades; Cancellation of Exchange Requests. Trades rejected under rules of the applicable securities exchange will not be executed. The Trustee will not submit orders (or will cancel orders) for stock trades that violate the Trustee’s procedures for “Real Time Trading”. The Trustee shall not submit any trade order associated with a Participant-initiated exchange of a Participant’s hypothetical interest in the Zions Common Stock Fund at any time when the Zions Common Stock Fund has been closed to such activity. Trades associated with Participant-initiated exchanges of a Participant’s hypothetical interest in the Zions Common Stock Fund shall not be transacted at any time when the regular market is closed, or when the SEC, the NYSE or principal exchange on which the Zions Common Stock is traded, or any other regulatory or judicial body has prohibited purchases or sales of any or all of the shares requested to be traded pursuant to the Participant-initiated exchange Zions Common Stock Fund. An exchange requested by the Participant in a Participant’s hypothetical interest in the Zions Common Stock Fund shall be rejected or cancelled, as the case may be, to the extent any accompanying trade is not submitted, not executed or cancelled.

(B) Reserve Requirements for Exchanges Into Zions Common Stock Fund and Corrective Sales. The Participant’s ability to initiate hypothetical exchanges into the Zions Common Stock Fund shall be subject to standard reserve requirements applicable to the investment options used to fund the exchange, as established by the Trustee from time to time (or such higher reserve requirements as may be established by the Sponsor in written direction to the Trustee). Requests to exchange into the Zions Common Stock Fund that exceed such reserves, and accompanying trade orders, may be rejected or cancelled. In the event that a buy trade associated with a request to exchange into Zions Common Stock is executed, and the Participant does not have sufficient hypothetical interest in assets in the designated investment option to fund the trade, the Trustee will liquidate the hypothetical interest in the investment options (including those held in other sources eligible for liquidation) in the affected Participant’s account pro rata. In the event that the Participant does not have sufficient hypothetical interest in assets in any other investment option, the Trustee shall initiate a corrective sale, and shall debit the costs of such corrective trade from the Participant’s hypothetical account.

(C) Fractional Shares. Participants will be entitled make hypothetical exchanges out of hypothetical interests in fractional shares in the Zions Common Stock Fund only in connection with a request to exchange out the entire hypothetical balance of their Zions Common Stock Fund (or the entire hypothetical balance in a particular source, as applicable). Fractional shares will be transacted at the price determined by the stock trade order selected by the Participant.

(v)	Use of an Affiliated Broker.

For all purchases and sales of Zions Common Stock on the open market, whether Participant-initiated or otherwise, the Sponsor hereby directs the Trustee to use Fidelity Brokerage Services LLC (“FBSLLC”) to provide brokerage services. Subject to the provisions of this agreement, FBSLLC shall execute such trades directly or through any of its affiliates. The provision of brokerage services shall be subject to the following:

(A) Any successor organization of FBSLLC, through reorganization, consolidation, merger or similar transactions, shall, upon consummation of such transaction, become the successor broker in accordance with the terms of this direction provision. FBSLLC may assign its rights and obligations under this agreement to any affiliate, provided that the assignee is bound by the terms hereof, including the provisions concerning remuneration.

(B) The Trustee and FBSLLC shall continue to rely on this direction provision until notified to the contrary. The Named Fiduciary reserves the right to terminate this direction upon written notice to FBSLLC (or its successors or assigns) and the Trustee, in accordance with Section 11 of this Agreement.

(C) The Sponsor acknowledges that FBSLLC (and its successors and assigns) may rely upon this Agreement in establishing an account in the name of the Trustee for the Plan, and in allowing each Participant to exercise limited trading authorization over such account, to the extent of his or her individual account balance in the Zions Common Stock Fund subject to Participant direction.

(vi)	Securities Law Reports.

The Sponsor shall be responsible for filing all reports required under Federal or state securities laws with respect to the Trust’s ownership of Zions Common Stock, including, without limitation, any reports required under section 13 or 16 of the Securities Exchange Act of 1934, and shall immediately notify the Trustee in writing of any requirement to stop purchases or sales of Zions Common Stock pending the filing of any report. The Sponsor shall be responsible for the registration of any Plan interests to the extent required under Federal or state securities law. The Trustee shall provide to the Sponsor such information on the Trust’s ownership of Zions Common Stock as the Sponsor may reasonably request in order to comply with Federal or state securities laws.

(vii)	Voting and Tender Offers.

Notwithstanding any other provision of this Agreement, the provisions of this Section shall govern the voting and tendering of Zions Common Stock held under the Trust. The Sponsor shall provide direction to the Trustee with respect to any proxy voting, any tender or exchange offer, or any other similar shareholder right, and the Trustee shall vote, tender or exchange shares of Zions Common Stock in accordance with timely, written direction from the Sponsor. Unless otherwise required by applicable law, the Trustee shall not take any action with respect to a vote, tender, exchange or similar shareholder right in the absence of instruction from the Sponsor. For these purposes, a timely direction is one that is received at a time that reasonably allows the Trustee to exercise shareholder rights, through a custodian, if applicable.

(viii)	General.

With respect to all shareholder rights other than the right to vote, the right to tender, and the right to withdraw shares previously tendered, in the case of Zions Common Stock, the Trustee shall follow the procedures set forth in subsection (vii), above.

(ix)	Conversion.

All provisions in this Section 5(g) shall also apply to any securities received as a result of a conversion of Zions Common Stock.

(x)	Nasdaq Subscriber Agreement.

The Sponsor represents that it has returned a properly executed “Nasdaq Subscriber Agreement” to the Trustee. The Nasdaq Subscriber Agreement is required by Nasdaq and allows Participants to receive information originating from Nasdaq on a “real-time” basis, through devices controlled by the Trustee or its affiliates.

(8)	Effective April 12, 2010, amending Schedule “B”, Fee Schedule, to add a “Zions Common and Preferred Stock Administration Fee” section, as follows:

Zions Common and Preferred Stock Administration Fee:	Waived.

Commissions: FBSLLC shall be entitled to remuneration in the amount of no more than $0.029 commission on each share of Zions Common Stock or Zions Preferred Stock. Any increase in such remuneration may be made only by written agreement between the Named Fiduciary and Trustee.

(9)	Effective after the close of business on April 12, 2010, amending the “investment options” section of Schedule “C”, Investment Options, for the Zions Bancorporation Restated Deferred Compensation Plan, to delete the following:

•	Zions Common (Unitized) Stock Fund (frozen to all transactions)

•	Zions Preferred (Unitized) Stock Fund (frozen to all transactions)

(10)	Effective April 13, 2010, amending the “investment options” section of Schedule “C”, Investment Options, for the Zions Bancorporation Restated Deferred Compensation Plan, to add the following:

•	Zions Common Stock Fund (Real Time Trading option)

•	Zions Preferred Stock A Fund (Real Time Trading option)

•	Zions Preferred Stock B Fund (Real Time Trading option)

•	Zions Preferred Stock C Fund (Real Time Trading option)

IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this First Amendment to be executed by their duly authorized officers effective as of the day and year first above written. By signing below, the undersigned represent that they are authorized to execute this document on behalf of the respective parties. Notwithstanding any contradictory provision of the agreement that this document amends, each party may rely without duty of inquiry on the foregoing representation.

ZIONS BANCORPORATION			FIDELITY MANAGEMENT TRUST COMPANY

By:	/s/ Diana M. Andersen	3/30/10	By:	/s/ S. Nick	5/7/10

	Authorized Signatory	Date		FMTC Authorized Signatory	Date